UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

1-12340

(Commission File Number)

KEURIG GREEN MOUNTAIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On September 12, 2014, the Board of Directors (the “Board”) of Keurig Green Mountain, Inc. (the “Company”), upon the recommendation of the Compensation and Organizational Development Committee, approved the adoption of the Keurig Green Mountain Non-Qualified Plan, effective January 1, 2015 (the “Plan”).  The Plan is a non-qualified deferred compensation plan which provides additional retirement benefits to select executives by providing for an annual deferred compensation benefit equal to 4% of the executive’s compensation that exceeds certain IRS limits applicable to the Company’s 401(k) plan.  All of the Company’s named executive officers identified in the Summary Compensation Table of the Company’s 2014 Proxy Statement (the “Named Executive Officers”) filed with the Securities and Exchange Commission on January 21, 2014 that are currently employed by the Company are eligible to participate in the Plan.

The foregoing description of the Plan is qualified in its entirety by reference to the text of the Plan which will be filed as an exhibit to the Company’s next annual report on Form 10-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG GREEN MOUNTAIN, INC.

By:	/s/ Frances G. Rathke
Frances G. Rathke
Chief Financial Officer and Treasurer

Date: September 18, 2014

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